Exhibit 10.1

FIRST ADDENDUM TO FACILITIES AGREEMENT

amongst

THE PARTIES LISTED IN PART 1A OF SCHEDULE 1 TO THE FACILITIES AGREEMENT

(in their capacities as Original WCF Lenders)

and

THE PARTIES LISTED IN PART IB OF SCHEDULE 1 TO THE FACILITIES AGREEMENT

(in their capacities as Original Participating Lenders)

and

NEDBANK LIMITED

(acting through its CORPORATE BANKING DIVISION)

(in its capacity as Arranger and Facility Agent)

and

NEDBANK LIMITED

(in its capacity as Issuing Bank)

and

THE PARTIES LISTED IN PART II OF SCHEDULE 1 TO THE FACILITIES AGREEMENT

(in their capacities as Original Borrowers)

and

THE PARTIES LISTED IN PART III OF SCHEDULE 1 TO THE FACILITIES AGREEMENT

(in their capacities as Original Guarantors)

  CORPORATE LEGAL

1.	DEFINITIONS AND INTERPRETATION

In this Agreement, unless clearly inconsistent with or otherwise indicated by the context –

1.1.	the following expressions shall bear the meanings ascribed to them hereunder and cognate expressions shall bear corresponding meanings -

1.1.1.	“Addendum” means the agreement set out in this document;

1.1.2.	“Addendum Signature Date” means the date of signature of this Addendum by the Party signing last in time;

1.1.3.	“Facilities Agreement” means the Facilities Agreement amongst the parties listed in part IA of Schedule 1 thereto (in their capacities as original WCF Lenders), the parties listed Part IB of Schedule 1 thereto (in their capacities as Original Participating Lenders), Nedbank Limited (acting through its Corporate Banking Division) (in its capacity as arranger and Facility Agent), Nedbank Limited (in its capacity as issuing Bank), the parties listed in Part II of Schedule 1 thereto (in their capacities as original Borrowers) and the parties listed in Part III of Schedule 1 thereto (in their capacities as original Guarantors) dated 9 July 2009;

1.2.	Words and phrases used (but not otherwise defined) in this Addendum have the meanings given to them in the Facilities Agreement.

2.	INTRODUCTION

The Parties concluded the Facilities Agreement and have agreed to effect certain amendments to the Facilities Agreement which are set out in this Addendum, it being recorded for the purpose of clause 34.5.1 of the Facilities Agreement that Nedbank is the sole WCF Lender as at the Addendum Signature Date.

3.	AMENDMENT

With effect from the Addendum Signature Date, the Parties agree to amend the Facilities Agreement as follows:

3.1.	Clause 2.1.10 is amended by the insertion of the word “available” before the full stop at the end of the clause.

3.2.	Clause 2.1.51 is deleted in its entirety and replaced with the following:

“ “Facility A Final Repayment Date” means 9 July 2016;”

3.3.	Clause 2.1.56 is deleted in its entirety and replaced with the following:

“ “Facility B Final Repayment Date” means 9 July 2016;”

3.4.	Clause 2.1.58 is deleted in its entirety and replaced with the following:

“ “Facility C Final Date” means 9 July 2016;”

3.5.	Clause 2.1.36 is amended by deleting “R400 000 000 (Four Hundred Million Rand)” and replacing it with “R300 000 000 (Three Hundred Million Rand)”;

3.6.	A new clause 2.1.64.13 is inserted after clause 2.1.64.12 and before the words “and “Finance Document” means, as the context requires, any of them.” to read as follows:

“2.1.64.13 any document delivered pursuant to clause 9A.2.3 to the extent that that document imposes rights and obligations on the Parties”

3.7.	Clause 2.1.67.12 is amended by the deletion of the words “the Original Note Purchase Agreement and”.

3.8.	A new clause 2.1.74A is inserted after clause 2.1.74 and before clause 2.1.75 to read as follows:

“2.1.74A “Headroom Limit” means R225 000 000 (Two Hundred and Twenty Five Million Rand);”

3.9.	Clause 2.1.81 is amended by deleting “R250 000 000 (Two Hundred and Fifty Million Rand)” and replacing it with “R225 000 000 (Two Hundred and Twenty Five Million Rand)”;

3.10.	Clause 2.1.153 is deleted in its entirety and replaced with the following:

“ “Total Commitments” means the aggregate of the Total Facility A Commitments and the Total Facility B Commitments;”

3.11.	Clause 2.1.156 is deleted in its entirety and replaced with the following:

“ “Total Facility A Commitments” means the aggregate of the Facility A Commitments, being R525 000 000 (Five Hundred and Twenty Five Million Rand);”

3.12.	Clause 2.1.157 is deleted in its entirety and replaced with the following:

“ “Total Facility B Commitments” means the aggregate of the Facility B Commitments, being R250 000 000 (Two Hundred and Fifty Million Rand);”

3.13.	Clause 2.4.24 is deleted in its entirety and replaced with the following:

“ a “subsidiary” shall bear the meaning ascribed to it in section 3 of the Companies Act, 71 of 2008.”

3.14.	A new clause 9A is inserted after clause 9.8.2 and before clause 10 to read as follows:

“9A HEADROOM LIMIT

9A.1	The Borrowers may apply to the Original Participating Lender for an increase in the Total Facility A Commitments and the Total Facility B Commitments in an aggregate amount not exceeding the Headroom Limit by delivering to the Original Participating Lender a written notice (a “Headroom Request”) containing:

9A.1.1	confirmation that no Default has occurred and is continuing;

9A.1.2	confirmation that business rescue proceedings have not commenced in respect of any Obligor;

9A.1.3	advising the amount of the increase in the Commitments applied for, the period for which the increase is sought and whether the increase is sought in respect of the Total Facility A Commitments or the Total Facility B Commitments; and, if the increase is requested in respect of the Total Facility A Commitments, whether the increase is requested in respect of the Direct Facilities Instrument Sub-Limit or the Indirect Facility Instruments Sub-Limit; and

9A.1.4	confirming that the Headroom Request, if approved, will not affect the ability of the Obligors to perform their obligations under the Finance Documents.

9A.2	The Original Participating Lender shall, in its sole and absolute discretion and within 10 Business Days of receipt of a Headroom Request, advise the Borrowers in writing (a “Headroom Request Response”) whether or notthe relevant Headroom Request has been approved, which advice shall:

9A.2.1	state whether or not the Headroom Request has been approved;

9A.2.2	advise any conditions to the approval of the Headroom Request;

9A.2.3	advise what documentation, if any, is required to be executed and delivered by the Obligors prior to the implementation of the Headroom Request, including any addendum to this Agreement or the provision of any security.

9A.3	If a Headroom Request is approved, the increase of the Total Facility A Commitments or the Total Facility B Commitments in the amount and for the period requested in the Headroom Request will take effect upon written notice from the Original Participating Lender that all of the conditions contained in the Headroom Request Response have been fulfilled to its satisfaction and that all documents required in terms of a Headroom Response have been executed and delivered in form and substance satisfactory to the Original Participating Lender

9A.4	Any increase in the Total Facility A Commitments or the Total Facility B Commitments pursuant to this clause 9A shall increase the Commitments of the Original Participating Lender only and no other Participating Lender shall be obliged to increase its Commitments as a result.”

3.15.	A new clause 24.6.4 is inserted after clause 24.6.3 to read as follows:

“24.6.3 An Obligor becomes financially distressed as contemplated in section 128(1)(f) of the Companies Act, 71 of 2008”

3.16.	Clause 24.7.1 is amended by the insertion of the words “business rescue,” after the words “winding-up,”.

3.17.	Clause 24.7.3 is amended by the insertion of the words “, business rescue practitioner” after the words “compulsory manager”.

3.18.	Clause 33.1.1.1 is amended by the deletion of “2nd Floor Corporate Place, Block F”.

3.19.	The following clauses are deleted in their entirety (without any renumbering of the remaining clauses):

3.19.1.	clause 2.1.76;

3.19.2.	clause 23.8.2;

3.19.3.	clause 2.1.110;

3.19.4.	clause 2.1.118.5; and

3.19.5.	clause 2.1.119.7.

3.20.	The table contained in Part I of Schedule 3 is deleted in its entirety and replaced with the following:

Name of Original WCF Lender	Facility	Commitment
Nedbank	Facility A	R525 000 000
	Facility B	R250 000 000

4.	SAVING

The Facilities Agreement remains in full force and effect between the Parties and is only amended as specifically provided for in this Addendum.

SIGNED at Sandton on this the 23rd day of February 2012

For and on behalf of
NEDBANK LIMITED (acting through the CORPORATE BANKING division) (as Arranger, Original WCF Lender and Original Participating Lender)

/s/ M. Steenkamp
Name: M. Steenkamp
Capacity: Authorized Signatory
Who warrants his authority hereto

/s/ Illegible
Name: Illegible
Capacity: Authorized Signatory
Who warrants his authority hereto

SIGNED at Sandton on this the 23rd day of February 2012

For and on behalf of
NEDBANK LIMITED (as Facility Agent)

/s/ M. Steenkamp
Name: M. Steenkamp
Capacity: Authorized Signatory
Who warrants his authority hereto

/s/ Illegible
Name: Illegible
Capacity: Authorized Signatory
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
NEDBANK LIMITED (as Issuing Bank)

/s/ M. Steenkamp
Name: M. Steenkamp
Capacity: Authorized Signatory
Who warrants his authority hereto

/s/ Illegible
Name: Illegible
Capacity: Authorized Signatory
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
UTI SA (PROPRIETARY) LIMITED (as Original Borrower and Original Guarantor)

/s/ G. Rimmer
Name: G. Rimmer
Capacity: Director
Who warrants his authority hereto

/s/ Mangaliso Mtshali
Name: Mangaliso Mtshali
Capacity: Director
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
PYRAMID FREIGHT (PROPRIETARY) LIMITED acting through its South African branch (as Original Guarantor)

/s/ G. Rimmer
Name: G. Rimmer
Capacity: Director
Who warrants his authority hereto

/s/ Dan Cann
Name: Dan Cann
Capacity: Director
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
CO-ORDINATED MATERIALS HANDLING (PROPRIETARY) LIMITED (as Original Borrower and Original Guarantor)

/s/ Paul Firkin
Name: Paul Firkin
Capacity: Managing Director
Who warrants his authority hereto

/s/ G. Rimmer
Name: G. Rimmer
Capacity: Director
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
CO-ORDINATED INVESTMENT HOLDINGS (PROPRIETARY) LIMITED (as Original Borrower and Original Guarantor)

/s/ Paul Firkin
Name: Paul Firkin
Capacity: Managing Director
Who warrants his authority hereto

/s/ G. Rimmer
Name: G. Rimmer
Capacity: Director
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
UTI-CMH SUB ASSEMBLY (PROPRIETARY) LIMITED (as Original Borrower and Original Guarantor)

/s/ Paul Firkin
Name: Paul Firkin
Capacity: Managing Director
Who warrants his authority hereto

/s/ G. Rimmer
Name: G. Rimmer
Capacity: Director
Who warrants his authority hereto

SIGNED at Johannesburg on this the 4th day of April 2012

For and on behalf of
ILANGA FREIGHT (PROPRIETARY) LIMITED (as Original Borrower and Original Guarantor)

/s/ Dirk Jan Goedhart
Name: Dirk Jan Goedhart
Capacity: VP, Freight Fowarding
Who warrants his authority hereto

/s/ Vaunn Lionel Kelly
Name: Vaunn Lionel Kelly
Capacity: VP, Finance, Director (Ilanga)
Who warrants his authority hereto